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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                January 11, 2005
                                ----------------
                Date of Report (Date of earliest event reported)

                                  MEDWAVE, INC.

             (Exact name of registrant as specified in its charter)


                DELAWARE                              0-28010                      41-1493458
     (State or other jurisdiction of           (Commission File No.)      (IRS Employer Identification
             incorporation)                                                           No.)

                      435 Newbury Street, Danvers, MA 01923
                      -------------------------------------
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (978) 762-8999
                                 --------------

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
 Act (17 CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))



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This Current Report on Form 8-K may contain forward-looking statements within the meaning of the federal securities laws. Reliance should not be placed on forward-looking statements because they involve known and unknown risks and uncertainties which may cause the actual results, performance, and achievements of Medwave, Inc. (the "Company") to differ materially from the anticipated future results, performance and achievements that are expressed or implied by such forward-looking statements. Additional information concerning these risks and uncertainties is contained in the Company's conference call transcript filed as Exhibit 99.1 and in the section entitled "Risk Factors" of the Company's Annual Report on Form 10-K filed on January 12, 2005 and in the Company's other public filings. The Company disclaims any obligation to update any of the forward-looking statements contained herein to reflect future developments or events.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

On Tuesday, January 11, 2005, at 4:00 p.m. Eastern Standard Time, the Company held a conference call for investors, analysts and other interested parties to discuss items in the Company's press release dated January 6, 2005. A copy of the transcript of the conference call is filed as Exhibit 99.1 hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

  (c) Exhibits.


     EXHIBIT NO.        TITLE
     ---------          -----

         99.1           Transcript of Conference Call on January 11, 2005


                  [remainder of page intentionally left blank]


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     MEDWAVE, INC.

Date:  January 13, 2005              By:  /s/ Timothy J. O'Malley
                                          -------------------------------------
                                          Timothy J. O'Malley
                                          President and Chief Executive Officer




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                                  EXHIBIT INDEX

     EXHIBIT NO.        TITLE
     ----------         -----

         99.1           Transcript of Conference Call on January 11, 2005